Exhibit 32.1
ASCENT SOLAR TECHNOLOGIES, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ascent Solar Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Victor Lee, President, Chief Executive Officer and acting Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2016
/s/ VICTOR LEE
Victor Lee President and Chief Executive Officer (Principal Executive Officer and acting Principal Financial Officer)